EXHIBIT 10.19

                                                                        Tompkins
                                LOCK-UP AGREEMENT


Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned party or parties (whether one or more, referred to collectively herein as the "undersigned") is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

      The undersigned is currently the holder of 295,000 outstanding shares of Common Stock of the Company. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2 Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that the undersigned enter into a lock up agreement with the Company by which he agrees not to transfer certain of his shares of Common Stock for specified periods following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2


      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and six (6) months after the earlier of the Effective Date or the Outside Date (the "6-Month Lock-Up Period"), either privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement), or publicly sell, contract to sell, or otherwise transfer, all or any portion of 112,500 of the shares of Common Stock which the undersigned beneficially owns;

      (ii) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the end of the 6-Month Lock-Up Period and one (1) year after the earlier of the Effective Date or the Outside Date (the "One-Year Lock-Up Period"), either privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement), or publicly sell, contract to sell, or otherwise transfer, all or any portion of 56,250 of the shares of Common Stock which the undersigned beneficially owns; and

      (iii) authorizes the Company during the 6-Month Lock-Up Period and One-Year Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 3

                                                Very truly yours,


Dated: October 29, 2004                         /s/ Mark Tompkins
      ---------------------------               --------------------------------
                                                Mark Tompkins


                                                IVC GROUP


Dated: October 29, 2004                         By: /s/ Mark Tompkins
      ---------------------------                  -----------------------------
                                                Name:___________________________
                                                Title:__________________________

                                                                 Francisco Trust

                                LOCK-UP AGREEMENT


Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

The undersigned is currently the holder of outstanding shares of common stock of Dyadic ("Dyadic Shares") that will be exchanged for shares of Common Stock as a result of the Merger. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2 Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the date six (6) months following the consummation of the Merger is the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that certain existing holders of Dyadic Shares, including the undersigned, enter into lock up agreements with the Company by which they agree not to transfer the shares of Common Stock that they receive in the Merger for a specified period following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2


      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and one (1) year after the earlier of the Effective Date or the Outside Date (the "25% Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer more than 75% of the shares of Common Stock for which the undersigned becomes the beneficial owner as a result of the Merger or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) more than 75% of the shares of Common Stock for which the undersigned becomes the beneficial owner as a result of the Merger;

      (ii) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and six (6) months after the earlier of the Effective Date or the Outside Date (the "50% Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer more than 50% of the shares of Common Stock for which the undersigned becomes the beneficial owner as a result of the Merger or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) more than 50% of the shares of Common Stock for which the undersigned becomes the beneficial owner as a result of the Merger; and

      (iii) authorizes the Company during the 50% Lock-Up Period and 25% Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 3



                                                Very truly yours,

                                                THE FRANCISCO TRUST


Dated: October 29, 2004                         /s/ Robert S. Levin
      ----------------------------              --------------------------------
                                                Robert S. Levin, Trustee

                                                                       MAE Trust

                                LOCK-UP AGREEMENT



Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

      The undersigned is currently the holder of outstanding shares of common stock of Dyadic ("Dyadic Shares") that will be exchanged for shares of Common Stock as a result of the Merger. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2
Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that certain existing holders of Dyadic Shares, including the undersigned, enter into lock up agreements with the Company by which they agree not to transfer the shares of Common Stock that they receive in the Merger for a specified period following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2

      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and one (1) year after the earlier of the Effective Date or the Outside Date (the "Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer any of the shares of Common Stock beneficially owned by the undersigned; or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) any of the shares of Common Stock beneficially owned by the undersigned; and

      (ii) authorizes the Company during the Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

                                                Very truly yours,

                                                THE MARK A. EMALFARB TRUST


Dated: October 29, 2004                         /s/ Mark A. Emalfarb
      ----------------------------              --------------------------------
                                                Mark A. Emalfarb, Trustee

                                                                 Ratnesh Chandra

                                LOCK-UP AGREEMENT



Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

      The undersigned is currently the holder of outstanding shares of common stock of Dyadic ("Dyadic Shares") that will be exchanged for shares of Common Stock as a result of the Merger. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2
Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that certain existing holders of Dyadic Shares, including the undersigned, enter into lock up agreements with the Company by which they agree not to transfer the shares of Common Stock that they receive in the Merger for a specified period following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2


      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and one (1) year after the earlier of the Effective Date or the Outside Date (the "Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer any of the shares of Common Stock beneficially owned by the undersigned; or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) any of the shares of Common Stock beneficially owned by the undersigned; and

      (ii) authorizes the Company during the Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

                                                Very truly yours,


Dated: 10/19/04                                 /s/ Ratnesh Chandra
      ----------------------------              --------------------------------
                                                Ratnesh Chandra

                                                                Alexander Bondar

                                LOCK-UP AGREEMENT


Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

      The undersigned is currently the holder of outstanding shares of common stock of Dyadic ("Dyadic Shares") that will be exchanged for shares of Common Stock as a result of the Merger. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2
Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that certain existing holders of Dyadic Shares, including the undersigned, enter into lock up agreements with the Company by which they agree not to transfer the shares of Common Stock that they receive in the Merger for a specified period following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2


      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and one (1) year after the earlier of the Effective Date or the Outside Date (the "Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer any of the shares of Common Stock beneficially owned by the undersigned; or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) any of the shares of Common Stock beneficially owned by the undersigned; and

      (ii) authorizes the Company during the Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

                                                Very truly yours,


Dated: October 19, 2004                         /s/ Alexander Bondar
      ----------------------------              --------------------------------
                                                Alexander Bondar

                                                              Richard Burlingame

                                LOCK-UP AGREEMENT


Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

      The undersigned is currently the holder of outstanding shares of common stock of Dyadic ("Dyadic Shares") that will be exchanged for shares of Common Stock as a result of the Merger. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2
Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that certain existing holders of Dyadic Shares, including the undersigned, enter into lock up agreements with the Company by which they agree not to transfer the shares of Common Stock that they receive in the Merger for a specified period following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2


      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and one (1) year after the earlier of the Effective Date or the Outside Date (the "Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer any of the shares of Common Stock beneficially owned by the undersigned; or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) any of the shares of Common Stock beneficially owned by the undersigned; and

      (ii) authorizes the Company during the Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

                                                Very truly yours,


Dated: 10/19/04                                 /s/ Richard Burlingame
      ----------------------------              --------------------------------
                                                Richard Burlingame

                                                                   Rufus Gardner

                                LOCK-UP AGREEMENT


Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

      The undersigned is currently the holder of outstanding shares of common stock of Dyadic ("Dyadic Shares") that will be exchanged for shares of Common Stock as a result of the Merger. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2
Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that certain existing holders of Dyadic Shares, including the undersigned, enter into lock up agreements with the Company by which they agree not to transfer the shares of Common Stock that they receive in the Merger for a specified period following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2


      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and one (1) year after the earlier of the Effective Date or the Outside Date (the "Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer any of the shares of Common Stock beneficially owned by the undersigned; or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) any of the shares of Common Stock beneficially owned by the undersigned; and

      (ii) authorizes the Company during the Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

                                                Very truly yours,


Dated: 10/19/04                                 /s/ Rufus Gardner
      ----------------------------              --------------------------------
                                                Rufus Gardner

                                                                   Thomas Bailey

                                LOCK-UP AGREEMENT


Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

      The undersigned is currently the holder of outstanding shares of common stock of Dyadic ("Dyadic Shares") that will be exchanged for shares of Common Stock as a result of the Merger. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2
Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that certain existing holders of Dyadic Shares, including the undersigned, enter into lock up agreements with the Company by which they agree not to transfer the shares of Common Stock that they receive in the Merger for a specified period following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2


      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and one (1) year after the earlier of the Effective Date or the Outside Date (the "Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer any of the shares of Common Stock beneficially owned by the undersigned; or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) any of the shares of Common Stock beneficially owned by the undersigned; and

      (ii) authorizes the Company during the Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

                                                Very truly yours,


Dated: 20/10/04                                 /s/ Thomas Bailey
      ----------------------------              --------------------------------
                                                Thomas Bailey

                                                                     Kent Sproat

                                LOCK-UP AGREEMENT


Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-5044

CCP Worldwide, Inc.
6040-A Six Forks Road, Suite 179
Raleigh, North Carolina  27609

      Re:   Lock-Up of Shares of Common Stock

Ladies and Gentlemen:

      The undersigned is delivering this letter agreement (this "letter agreement") to you in connection with and as a condition to (i) the closing of the private placement conducted by CCP Worldwide, Inc., a Delaware corporation (the "Company"), of "Investment Units" (the "Private Placement") consisting of shares of common stock of the Company (the "Common Stock") and warrants to purchase shares of the Common Stock ("Investor Warrants"), and (ii) the consummation of a reverse triangular merger between Dyadic International, Inc., a Florida corporation ("Dyadic"), and a wholly-owned subsidiary of the Company, pursuant to which Dyadic will become a wholly-owned subsidiary of the Company and Dyadic's shareholders will become the owners of shares of Common Stock (the "Merger") (the Private Placement and the Merger being hereinafter collectively referred to as the "Transactions"). Following the consummation of the Transactions, the Company will be renamed "Dyadic International, Inc."

      The undersigned is currently the holder of outstanding shares of common stock of Dyadic ("Dyadic Shares") that will be exchanged for shares of Common Stock as a result of the Merger. In connection with the Transactions, the Company has agreed to use its reasonable best efforts file a Form SB-2
Registration Statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in order to register the resale of the shares of Common Stock sold in the Private Placement and certain of the shares of Common Stock received by existing Dyadic stockholders, including the undersigned, as a result of the Merger. The Company expects that the SEC will declare the Registration Statement effective on a date (the "Effective Date") that is no later than six (6) months following the consummation of the Merger (the "Outside Date"). As a condition to the consummation of the Merger, the Company and Dyadic have required, and as a condition to participating in the Private Placement, the placement agents, Brean Murray & Co., Inc. ("BMCI") and Sanders Morris Harris Inc. ("SMH"), have required, that certain existing holders of Dyadic Shares, including the undersigned, enter into lock up agreements with the Company by which they agree not to transfer the shares of Common Stock that they receive in the Merger for a specified period following consummation of the Transactions.

Dyadic International, Inc.
CCP Worldwide, Inc.
Page 2


      In consideration of the foregoing, to induce BMCI and SMH to serve as placement agents of the Private Placement and to induce the Company and Dyadic to consummate the Merger, the undersigned hereby:

      (i) agrees that, without the prior written consent of the Company, BMCI and SMH (which consent may be withheld in their sole discretion), the undersigned will not, directly or indirectly, during a period between the date of the consummation of the Transactions and one (1) year after the earlier of the Effective Date or the Outside Date (the "Lock-Up Period"), either: (a) publicly sell, contract to sell, or otherwise transfer any of the shares of Common Stock beneficially owned by the undersigned; or (b) privately sell, contract to sell or otherwise transfer (unless the proposed transferee agrees to be bound by the restrictions on transfer contained in this letter agreement) any of the shares of Common Stock beneficially owned by the undersigned; and

      (ii) authorizes the Company during the Lock-Up Period to cause the Company's transfer agent to place a legend on any certificates representing, and to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to, the shares of Common Stock that are restricted from transfer by this letter agreement.

      The  undersigned  represents  and warrants that the  undersigned  has full power and authority to enter into the agreements set forth in this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with its enforcement. The undersigned understands that the undersigned's obligations set forth in this letter agreement are irrevocable on the part of the undersigned and shall survive the undersigned's death or incapacity. Any obligations of the undersigned created by this letter agreement shall be binding upon the heirs, devisees, personal representatives, successors and assigns of the undersigned. The undersigned further understands that the consummation of the Transactions is subject to a number of conditions and may not ever occur, and as a consequence, this letter agreement shall expire on the last to occur of (x) November 5, 2004 or (y) the abandonment of the Private Placement, in the event that the Transactions are not consummated on or before such later date.

                                                Very truly yours,


Dated: October 19, 2004                         /s/ Kent M. Sproat
      ----------------------------              --------------------------------
                                                Kent M. Sproat